                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          Date of report (Date of earliest event reported) December 20,
                            2002 (December 5, 2002)

                         Commission file number 1-12482

                              GLIMCHER REALTY TRUST
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


              MARYLAND                                        31-1390518
    (State or other jurisdiction of                      (I.R.S. Employer
    incorporation or organization)                       Identification No)


                 20 SOUTH THIRD STREET
                     COLUMBUS, OHIO                              43215
        (Address of principal executive offices)              (Zip Code)



       Registrant's telephone number, including area code: (614) 621-9000

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

      On December 5, 2002, Glimcher Realty Trust (the "Company") completed the sale of 22 community center properties for approximately $200.3 million to U.S.P.G. Portfolio One, LLC and U.S.P.G. Portfolio Two, LLC, affiliates of 20/20 Management Company, Inc. In connection with this transaction, on August 29, 2002, an initial group of 13 community center properties were sold for approximately $106.0 million and the remaining 9 community center properties were sold for approximately $94.3 million on December 5, 2002. The total sale price was paid $171.1 million in cash and the balance by the assumption of four existing mortgages with an outstanding principal amount of $29.2 million. Approximately $91.6 million of the cash proceeds were used to repay a mortgage that was scheduled to mature on July 1, 2009, $50.0 million were used to repay a mortgage that was scheduled to mature on October 26, 2002, $19.2 million were used to pay down the Company's floating rate bridge loan facility and the balance of the funds after payment of closing and debt related costs were used to reduce the outstanding borrowings on the Company's line of credit.

      On November 22, 2002, the Company sold the Meadowview Square community center for $9.5 million to Meadowview Properties LLC. The sale price was paid $2.05 million in cash and the balance by the assumption of an existing mortgage with an outstanding principal balance of $7.45 million. The cash proceeds after payment of related closing costs were used to pay down the Company's line of credit.

      On July 2, 2002, the Company sold the Loyal Plaza community center for $18.3 million to a partnership consisting of wholly-owned affiliates of Cedar Income Fund, Ltd and of Kimco Realty Corp. The sale price was paid $4.4 million in cash and the balance by the assumption of an existing mortgage with an outstanding principal balance of $13.9 million. The cash proceeds after payment of related closing costs were used to pay down the Company's floating rate debt.

      On June 28, 2002, the Company sold the Arnold Plaza community center for $4.6 million to Arnold Crossroads, LLC. The sale price was paid in cash and the net cash proceeds after payment of related closing costs were used to pay down the Company's floating rate debt.

      On May 17, 2002, the Company sold a movie theater situated on an outparcel adjacent to The Mall at Fairfield Commons for $9.725 million to OLP Holdings LLC. The sale price was paid in cash and the cash proceeds after payment of related closing costs were used to retire a maturing $8.6 million construction loan and to repay other short term debt.

      On May 10, 2002, the Company sold the Plaza Vista Mall community center for $9.9 million to a group of private investors which included David Glimcher, a member of the Company's Board of Trustees, who is the son of Herbert Glimcher, the Chairman and CEO of the Company, and the brother of Michael Glimcher, the President of the Company. The sale price was paid $2.2 million in cash and the balance by the assumption of an existing mortgage with an outstanding principal balance of $7.7 million. The cash proceeds after payment of related closing costs were used to pay down short term debt.

      On May 2, 2002, the Company sold the Indian Mound Plaza community center for $500,000 to Indian Mound Plaza, LLC. The sale price was paid in cash and the cash proceeds after payment of related closing costs were used to reduce short term debt.

      On March 29, 2002, the Company sold the Steamboat Bend community center for $2.8 million to Charles T. Marx, as Trustee of the Charles T. Marx Trust dated March 16, 2000, as to an undivided one-half interest, and Kathie J. Marx, as Trustee of the Kathie J. Marx Trust dated March 16, 2000, as to an undivided one-half interest. The sale price was paid in cash and the cash proceeds after payment of related closing costs were used to reduce short term debt.

      On March 11, 2002, the Company sold the Georgesville Square community center for $19.6 million to KIR Georgesville 019, LLC. The sale price was paid $3.7 million in cash and the balance by the assumption of an existing mortage with an outstanding principal balance of $15.9 million. The cash proceeds after payment of related closing costs were used to reduce the Company's floating rate debt.

      The sale price for each of the above transactions was negotiated with the buyer.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

      (a)   Pro Forma Financial Information

            Included herewith for the Company are an unaudited Pro Forma Consolidated Balance Sheet as of September 30, 2002, and the unaudited Pro Forma Consolidated Statements of Operations for the nine months ended September 30, 2002 and 2001, and the years ended December 31, 2001, 2000 and 1999.

      (b)   Exhibits

            1.1 Agreement to Purchase Real Estate, dated as of June 6, 2002, by and between Glimcher Properties Limited Partnership, East Pointe Venture, LLC, Barren River Plaza, LLC and River Valley Venture, LLC (the "Seller") and 20/20 Management Company, Inc.

            1.2 First Amendment to Agreement to Purchase Real Estate, dated as of August 29, 2002 by and between Seller and 20/20 Management Company, Inc.

            1.3 Second Amendment to Agreement to Purchase Real Estate dated as of September 26, 2002, by and between Seller and 20/20 Management Company, Inc.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  December 20, 2002

                                             GLIMCHER REALTY TRUST

                                             By: /s/ Melinda A. Janik
                                             -----------------------------------
                                             Melinda A. Janik
                                             Senior Vice President and
                                             Chief Financial Officer

                              GLIMCHER REALTY TRUST

                      PRO FORMA CONSOLIDATED BALANCE SHEET
                            AS OF SEPTEMBER 30, 2002
                                   (UNAUDITED)
                (DOLLARS IN THOUSANDS, EXCEPT PAR VALUE AMOUNTS)

                                     ASSETS


                                                                        AS             PRO FORMA
                                                                     REPORTED         ADJUSTMENTS          PRO FORMA
                                                                     --------         -----------          ---------
                                                                       (A)                (B)
Investment in real estate:
  Land.........................................................     $   210,638     $    10,931           $   199,707
  Buildings, improvements and equipment ........................      1,636,607         104,420             1,532,187
  Developments in progress .....................................         21,570           1,644                19,926
                                                                    -----------     -----------           -----------
                                                                      1,868,815         116,995             1,751,820
  Less accumulated depreciation ................................        328,180          16,053               312,127
                                                                    -----------     -----------           -----------
    Net property and equipment .................................      1,540,635         100,942             1,439,693
  Investment in unconsolidated real estate entities ............         20,661                                20,661
                                                                    -----------     -----------           -----------
   Net investment in real estate ...............................      1,561,296         100,942             1,460,354
                                                                    -----------     -----------           -----------

Cash and cash equivalents ......................................         10,630                                10,630
Cash in escrow .................................................         20,969              98                20,871
Tenant accounts receivable, net ................................         71,181             737                70,444
Deferred expenses, net .........................................         27,297           1,205                26,092
Prepaid and other assets .......................................          5,666              20                 5,646
                                                                    -----------     -----------           -----------
                                                                    $ 1,697,039     $   103,002           $ 1,594,037
                                                                    ===========     ===========           ===========

            LIABILITIES AND SHAREHOLDERS' EQUITY

Mortgage notes payable .........................................    $ 1,014,032     $    90,926           $   923,106
Notes payable ..................................................        135,200           3,232(C)            131,968
Accounts payable and accrued expenses ..........................         68,661          13,263(B)(D)          55,398
Distributions payable ..........................................         20,946                                20,946
                                                                    -----------     -----------           -----------
                                                                      1,238,839         107,421             1,131,418
                                                                    -----------     -----------           -----------

Minority interest in partnership ...............................         27,682            (365)               28,047

Redeemable preferred stock:
  Series B convertible preferred shares of beneficial interest,
     $0.01 par value, 5,118,000 shares issued and
     outstanding as of September 30, 2002 ......................        127,950                               127,950

Shareholders' equity:
  Common shares of beneficial interest, $.01 par value,
     34,297,331 shares issued and outstanding
     as of September 30, 2002 ..................................            343                                   343
  Additional paid-in capital ...................................        507,798                               507,798
  Distributions in excess of accumulated earnings ..............       (199,438)         (4,054)             (195,384)
  Accumulated other comprehensive loss .........................         (6,135)                               (6,135)
                                                                    -----------     -----------           -----------
                                                                    $ 1,697,039     $   103,002           $ 1,594,037
                                                                    ===========     ===========           ===========





         The accompanying notes are an integral part of these pro forma consolidated financial statements.

                              GLIMCHER REALTY TRUST
                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2002
                                   (UNAUDITED)
                (DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)


                                                                     AS          PROPERTY          PRO FORMA
                                                                  REPORTED     DISPOSITIONS       ADJUSTMENTS          PRO FORMA
                                                                  --------     ------------       -----------          ---------
                                                                    (A)            (B)
Revenues:
     Minimum rents .........................................    $    123,268     $      9,114      $                    $    114,154
     Percentage rents ......................................           3,887              269                                  3,618
      Tenant reimbursements ................................          58,702            1,313                                 57,389
      Other ................................................          15,349               17                                 15,332
                                                                ------------     ------------                           ------------
      Total revenues .......................................         201,206           10,713                                190,493
                                                                ------------     ------------                           ------------

Expenses:
     Real estate taxes .....................................          21,852              800                                 21,052
     Property operating expenses ...........................          42,625              711                                 41,914
                                                                ------------     ------------                           ------------
                                                                      64,477            1,511                                 62,966
      Provision for doubtful accounts ......................           2,693              119                                  2,574
      Other operating expenses .............................           4,693               71                                  4,622
      Depreciation and amortization ........................          43,765            2,252                                 41,513
      General and administrative ...........................           8,042                                                   8,042
                                                                ------------     ------------                           ------------
           Total expenses ..................................         123,670            3,953                                119,717
                                                                ------------     ------------                           ------------

           Operating income ................................          77,536            6,760                                 70,776

Interest income ............................................             446                5                                    441
Interest expense ...........................................          64,692              750            (7,632)(C)           56,310
Equity in income (loss) of unconsolidated entities .........           2,095                                                   2,095
Minority interest in operating partnership .................           1,307                               (687)(D)              620
                                                                ------------     ------------      ------------         ------------
Income before discontinued operations
and extraordinary item .....................................    $     14,078     $      6,015      $      8,319         $     16,382
                                                                ============     ============      ============         ============

EPS before discontinued operations and extraordinary
item (basic) ...............................................    $       0.19                                            $       0.23
EPS before discontinued operations and extraordinary
item (diluted) .............................................    $       0.19                                            $       0.23


Weighted average shares outstanding - basic ................      31,697,548                                              31,697,548
                                                                ============                                            ============

Weighted average shares outstanding - diluted ..............      35,101,794                                              35,101,794
                                                                ============                                            ============

         The accompanying notes are an integral part of these pro forma consolidated financial statements.
                                       6

                              GLIMCHER REALTY TRUST
                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2001
                                   (UNAUDITED)
                (DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                                              AS           PROPERTY       PRO FORMA
                                                                            REPORTED     DISPOSITIONS     ADJUSTMENTS   PRO FORMA
                                                                            --------     ------------     -----------   ---------
Revenues:                                                                      (A)           (B)
     Minimum rents......................................................... $  120,237     $ 9,663       $                $110,574
     Percentage rents......................................................      3,846         241                           3,605
     Tenant reimbursements.................................................     54,098       1,384                          52,714
     Other.................................................................     15,164          13                          15,151
                                                                            ----------      ------                      ----------
Total revenues                                                                 193,345      11,301                         182,044
                                                                            ----------      ------                      ----------
Expenses:
     Real estate taxes.....................................................     19,816         847                          18,969
     Property operating expenses...........................................     38,583         756                          37,827
                                                                            ----------      ------                      ----------
                                                                                58,399       1,603                          56,796
     Provision for doubtful accounts.......................................      2,424         139                           2,285
     Other operating expenses..............................................      5,216          58                           5,158
     Write-off of development cost.........................................      3,208                                       3,208
     Depreciation and amortization.........................................     39,835       2,357                          37,486
     General and administrative............................................      8,126                                       8,126
                                                                            ----------      ------                      ----------
         Total expenses....................................................    117,208       4,157                         113,051
                                                                            ----------      ------                      ----------
         Operating income..................................................     76,137       7,144                          68,993
Gain on sales of properties................................................        129                                         129
Interest income............................................................        722                                         722
Interest expense...........................................................     61,792         500           (9,464)(C)     51,828
Equity in income (loss) of unconsolidated entities.........................      1,431                                       1,431
Minority interest in operating partnership.................................      3,362                         (466)(D)      2,896
                                                                            ----------      ------       ----------     ----------
Income before discontinued operations, extraordinary item and
  cumulative effect of accounting change................................... $   13,265     $ 6,644       $    9,930        $16,551
                                                                            ==========     =======       ==========     ==========
EPS before discontinued operations, extraordinary item and cumulative
effect of accounting change (basic)........................................ $     0.88                                     $  0.97
EPS before discontinued operations, extraordinary item and cumulative
effect of accounting change (diluted)...................................... $     0.87                                     $  0.96

Weighted average shares outstanding - basic................................ 26,777,496                                  26,777,496
                                                                            ==========                                  ==========
Weighted average shares outstanding - diluted.............................. 30,204,597                                  30,204,597
                                                                            ==========                                  ==========




  The accompanying notes are an integral part of these pro forma consolidated financial statements

                              GLIMCHER REALTY TRUST
                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2001
                                   (UNAUDITED)
                (DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                                                       AS        SFAS 144        SFAS 144
                                                                                    REPORTED    ADJUSTMENT   AS RECLASSIFIED
                                                                                    --------    ----------   ---------------
Revenues:                                                                               (A)            (E)           (F)
     Minimum rents..............................................................   $  180,231    $  32,352       $147,879
     Percentage rents...........................................................        7,296          590          6,706
     Tenant reimbursements......................................................       76,979        5,181         71,798
     Other......................................................................       25,902          101         25,801
                                                                                      -------       ------        -------
         Total revenues.........................................................      290,408       38,224        252,184
                                                                                      -------       ------        -------
Expenses:
     Real estate taxes..........................................................       29,741        3,445         26,296
     Property operating expenses................................................       53,932        2,338         51,594
                                                                                      -------       ------        -------
                                                                                       83,673        5,783         77,890
     Provision for doubtful accounts............................................        7,047          594          6,453
     Other operating expenses...................................................        8,143          218          7,925
     Write-off of development cost..............................................        3,208                       3,208
     Depreciation and amortization..............................................       60,230        7,831         52,399
     General and administrative.................................................       11,243                      11,243
                                                                                      -------       ------        -------
         Total expenses.........................................................      173,544       14,426        159,118
                                                                                      -------       ------        -------
         Operating income.......................................................      116,864       23,798         93,066
Loss on sales of properties.....................................................         (610)                       (610)
Interest income.................................................................        1,202           17          1,185
Interest expense................................................................       89,866        5,320         84,546
Equity in income (loss) of unconsolidated entities..............................        2,044                       2,044
Minority interest in operating partnership......................................        3,519                       3,519
                                                                                      -------       ------        -------
Income before discontinued operations, extraordinary item and
  cumulative effect of accounting change........................................   $   26,115      $18,495       $  7,620
                                                                                   ==========      =======       ========
EPS before discontinued operations, extraordinary item and cumulative effect of
  accounting change (basic).....................................................   $     1.18
EPS before discontinued operations, extraordinary item and cumulative effect of
  accounting change (diluted)...................................................   $     1.17

Weighted average shares outstanding - basic.....................................   27,604,017
                                                                                   ==========
Weighted average shares outstanding - diluted...................................   31,047,501
                                                                                   ==========

                                                                                  PRO FORMA
                                                                                  ADJUSTMENTS       PRO FORMA
                                                                                  -----------       ---------
Revenues:
     Minimum rents..............................................................     $             $  147,879
     Percentage rents...........................................................                        6,706
     Tenant reimbursements......................................................                       71,798
     Other......................................................................                       25,801
                                                                                                      -------
         Total revenues.........................................................                      252,184
                                                                                                      -------
Expenses:
     Real estate taxes..........................................................                       26,296
     Property operating expenses................................................                       51,594

                                                                                                       77,890
     Provision for doubtful accounts............................................                        6,453
     Other operating expenses...................................................                        7,925
     Write-off of development cost..............................................                        3,208
     Depreciation and amortization..............................................                       52,399
     General and administrative.................................................                       11,243
                                                                                                      -------
         Total expenses.........................................................                      159,118
                                                                                                      -------
         Operating income.......................................................                       93,066
Loss on sales of properties.....................................................                         (610)
Interest income.................................................................                        1,185
Interest expense................................................................      (12,349)(C)      72,197
Equity in income (loss) of unconsolidated entities..............................                        2,044
Minority interest in operating partnership......................................         (591)(D)       2,928
                                                                                      -------           -----

Income before discontinued operations, extraordinary item and
  cumulative effect of accounting change........................................     $ 12,940         $20,560
                                                                                      =======         =======

EPS before discontinued operations, extraordinary item and cumulative effect of
  accounting change (basic).....................................................                      $  0.98
EPS before discontinued operations, extraordinary item and cumulative effect of
  accounting change (diluted)...................................................                      $  0.97

Weighted average shares outstanding - basic.....................................                   27,604,017
                                                                                                   ==========
Weighted average shares outstanding - diluted...................................                   31,047,501
                                                                                                   ==========

  The accompanying notes are an integral part of these pro forma consolidated financial statements.

                              GLIMCHER REALTY TRUST
                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2000
                                   (UNAUDITED)
                (DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                                                       AS         SFAS 144            SFAS 144
                                                                                    REPORTED     ADJUSTMENT      AS RECLASSIFIED
                                                                                    --------     ----------      ---------------
Revenues:                                                                             (A)            (E)                (F)
     Minimum rents..........................................................      $  163,149        $31,948        $  131,201
     Percentage rents.......................................................           7,538            435             7,103
     Tenant reimbursements..................................................          62,723          5,417            57,306
     Other..................................................................          16,579            123            16,456
                                                                                  ----------        -------         ---------
         Total revenues.....................................................         249,989         37,923           212,066
                                                                                  ----------        -------         ---------
Expenses:
     Real estate taxes......................................................          22,232          3,263            18,969
     Property operating expenses............................................          45,282          2,836            42,446
                                                                                  ----------        -------         ---------
                                                                                      67,514          6,099            61,415
     Provision for doubtful accounts........................................           2,780            399             2,381
     Other operating expenses...............................................           2,922            237             2,685
     Depreciation and amortization..........................................          47,446          7,160            40,286
     General and administrative.............................................          10,205                           10,205
                                                                                  ----------        -------         ---------
         Total expenses.....................................................         130,867         13,895           116,972
                                                                                  ----------        -------         ---------
         Operating income...................................................         119,112         24,028            95,094
Gain on sales of properties.................................................           4,358                            4,358
Interest income.............................................................           2,341                            2,341
Interest expense............................................................          85,670          4,445            81,225
Equity in income (loss) of unconsolidated entities..........................           3,607                            3,607
Minority interest in operating partnership..................................           2,365                            2,365
                                                                                  ----------        -------         ---------
Income before discontinued operations and extraordinary item................      $   41,393        $19,583         $  21,810
                                                                                  ==========        =======         =========

EPS before discontinued operations and extraordinary item (basic)...........      $     0.79
EPS before discontinued operations and extraordinary item (diluted).........      $     0.79

Weighted average shares outstanding - basic.................................      23,794,940
                                                                                  ==========
Weighted average shares outstanding - diluted...............................      26,892,757
                                                                                  ==========

                                                                                   PRO FORMA
                                                                                  ADJUSTMENTS    PRO FORMA
                                                                                  -----------    ---------
Revenues:
     Minimum rents..........................................................      $              $  131,201
     Percentage rents.......................................................                          7,103
     Tenant reimbursements..................................................                         57,306
     Other..................................................................                         16,456
         Total revenues.....................................................                        -------
                                                                                                    212,066
Expenses:                                                                                           -------
     Real estate taxes......................................................                         18,969
                                                                                                     42,446
     Property operating expenses............................................                        -------
                                                                                                     61,415
     Provision for doubtful accounts........................................                          2,381
                                                                                                      2,685
     Other operating expenses...............................................                         40,286
     Depreciation and amortization..........................................                         10,205
     General and administrative.............................................                        -------
         Total expenses.....................................................                        116,972
         Operating income...................................................                        -------
                                                                                                     95,094
Gain on sales of properties.................................................                          4,358
                                                                                                      2,341
Interest income.............................................................         (14,237)(C)     66,988
Interest expense............................................................                          3,607
Equity in income (loss) of unconsolidated entities..........................            (636)(D)      1,729
                                                                                  ----------     ----------
Minority interest in operating partnership..................................
Income before discontinued operations and extraordinary item................      $   14,873     $   36,683
EPS before discontinued operations and extraordinary item (basic)...........      ==========     ==========
                                                                                                 $     0.60
EPS before discontinued operations and extraordinary item (diluted).........                     $     0.59

                                                                                                 23,794,940
Weighted average shares outstanding - basic.................................                     ==========
Weighted average shares outstanding - diluted...............................                     26,892,757
                                                                                                 ==========

  The accompanying notes are an integral part of these pro forma consolidated financial statements.

                              GLIMCHER REALTY TRUST
                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1999
                                   (UNAUDITED)
                (DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                                            AS       SFAS 144        SFAS 144
                                                                         REPORTED   ADJUSTMENT   AS RECLASSIFIED
                                                                         --------   ----------   ---------------
Revenues:                                                                  (A)          (E)            (F)
     Minimum rents.................................................   $  155,272      $32,594        $122,678
     Percentage rents..............................................        7,356          604           6,752
     Tenant reimbursements.........................................       54,652        5,425          49,227
     Other.........................................................       14,541           62          14,479
                                                                        --------      -------        --------
         Total revenues............................................      231,821       38,685         193,136
                                                                        --------      -------        --------
Expenses:
     Real estate taxes.............................................       21,032        3,140          17,892
     Property operating expenses...................................       40,556        2,937          37,169
                                                                        --------      -------        --------
                                                                          61,588        6,077          55,511
     Provision for doubtful accounts...............................        2,635          427           2,208
     Other operating expenses......................................        2,714          299           2,415
     Depreciation and amortization.................................       41,557        7,072          34,485
     General and administrative....................................        9,417                        9,417
                                                                        --------      -------        --------
         Total expenses............................................      117,911       13,875         104,036
                                                                        --------      -------        --------
         Operating income..........................................      113,910       24,810          89,100
Loss on sales of properties........................................          (12)                         (12)
Interest income....................................................        1,534            4           1,530
Interest expense...................................................       66,873        6,126          60,747
Equity in income (loss) of unconsolidated entities.................       (4,570)                      (4,570)
Minority interest in operating partnership.........................        2,316                        2,316
                                                                        --------      -------        --------
Income before discontinued operations and extraordinary item.......     $ 41,673      $18,688        $ 22,985
                                                                        ========      =======        ========
EPS before discontinued operations and extraordinary item (basic)..     $   0.84
EPS before discontinued operations and extraordinary item (diluted)     $   0.84

Weighted average shares outstanding - basic........................   23,740,617
                                                                      ==========
Weighted average shares outstanding - diluted......................   26,722,840
                                                                      ==========

                                                                        PRO FORMA
                                                                      ADJUSTMENTS    PRO FORMA
                                                                      -----------    ---------
Revenues:
     Minimum rents.................................................   $             $  122,678
     Percentage rents..............................................                      6,752
     Tenant reimbursements.........................................                     49,227
     Other.........................................................                     14,479
                                                                                       -------
         Total revenues............................................                    193,136
                                                                                       -------
Expenses:
     Real estate taxes.............................................                     17,892
     Property operating expenses...................................                     37,169
                                                                                       -------
                                                                                        55,511
     Provision for doubtful accounts...............................                      2,208
     Other operating expenses......................................                      2,415
     Depreciation and amortization.................................                     34,485
     General and administrative....................................                      9,417
                                                                                       -------
         Total expenses............................................                    104,036
                                                                                       -------
         Operating income..........................................                     89,100
Loss on sales of properties........................................                        (12)
Interest income....................................................                      1,530
Interest expense...................................................       (9,289)(C)    51,458
Equity in income (loss) of unconsolidated entities.................                     (4,570)
Minority interest in operating partnership.........................       (1,043)(D)     1,273
                                                                       ---------       -------
Income before discontinued operations and extraordinary item.......    $  10,332      $ 33,317
                                                                       =========      ========
EPS before discontinued operations and extraordinary item (basic)..                   $   0.49
EPS before discontinued operations and extraordinary item (diluted)                   $   0.49

Weighted average shares outstanding - basic........................                 23,740,617
                                                                                    ==========
Weighted average shares outstanding - diluted......................                 26,722,840
                                                                                    ==========

  The accompanying notes are an integral part of these pro forma consolidated financial statements.

                      NOTES AND MANAGEMENT'S ASSUMPTIONS TO
                 THE PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

           (DOLLARS IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)
                                   (UNAUDITED)

1.    BASIS OF PRESENTATION

      The accompanying unaudited pro forma consolidated balance sheet is presented as if the sale of properties completed on November 22, 2002 and December 5, 2002, occurred as of September 30, 2002.

      Effective January 1, 2002, the Company adopted Statement of Financial Accounting Standards ("SFAS") No. 144 "Accounting for the Impairment or Disposal of Long-Lived Assets". As a result, all 2002 community center property sales completed through September 30, 2002 are reflected as discontinued operations in the Company's Form 10-Q, filed for the quarterly period ended September 30, 2002. The accompanying unaudited pro forma consolidated statements of operations for the periods ended September 30, 2002 and 2001 are presented as if the sale of the properties completed on November 22, 2002 and December 5, 2002, had also been made as of January 1, 2002 and 2001, respectively. The accompanying unaudited pro forma consolidated statements of operations for the years ended December 31, 2001, 2000 and 1999, are presented as if all of the sales of properties completed in 2002 had been made as of January 1, of each of the years presented. These pro forma consolidated financial statements should be read in conjunction with the historical financial statements and notes thereto filed by the Company in its Form 10-K for the year ended December 31, 2001 and its Form 10-Q for the period ended September 30, 2002. In management's opinion, all adjustments necessary to reflect the effects of the sale of the community center properties have been made.

      The unaudited pro forma consolidated financial statements are not necessarily indicative of what the actual financial position would have been as of September 30, 2002, or what the actual results of operations of the Company would have been assuming the sale of the properties had been completed as of January 1, 1999, nor do they purport to represent the results for future periods.

2.    ADJUSTMENTS TO PRO FORMA CONSOLIDATED BALANCE SHEET

      (A) Reflects the balance sheet as reported in the Company's Form 10-Q as of September 30, 2002.

      (B) Reflects the change in assets, liabilities and shareholders' equity as a result of the sale of community center properties completed subsequent to September 30, 2002.

      (C) Reflects the reduction in the Company's line of credit as a result of excess cash proceeds from the sale of community center properties completed subsequent to September 30, 2002.

      (D) Reflects the recognition of the deferred gain on the initial sale of the 13 properties on August 29, 2002.

3.    ADJUSTMENTS TO PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS

      (A) Reflects the operations of the Company as previously reported for the periods indicated.

      (B) For the years ended December 31, 2001, 2000 and 1999, reflects the reclassification of revenues and expenses to discontinued operations for the sales in 2002 of community center properties. For the periods ended September 30, 2002 and 2001, reflects the reclassifications of revenues and expenses to discontinued operations for the sales of community center properties occurring subsequent to September 30, 2002.

      (C) Reflects the decrease in interest expense as a result of repayments of mortgage notes payable and paydown of the Company's line of credit with cash proceeds from the sales.

      (D) Reflects the adjustment in minority interest in operating partnership as a result of the pro forma adjustments to net income.

      (E) Reflects adjustments for restatement of historical operating results for periods presented for discontinued operations and compliance with SFAS No. 144.

      (F)   Reflects restated operating results for periods presented.